UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

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2NOT YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners’ meeting are available on the Internet. The items to be voted on and location of the annual meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side by April 19, 2026 to facilitate timely delivery. The Company’s 2026 Proxy Statement and 2025 Form 10-K are available at www.envisionreports.com/coca-cola. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to www.envisionreports.com/ coca-cola to vote your shares SHAREOWNER ANNUAL MEETING NOTICE ATTEND the meeting on April 29, 2026 at 8:30 a.m. (Eastern Time), virtually at meetnow.global/KO2026. To access the virtual meeting, you must have the login details in the white circle located above. 048KQF Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareowners to Be Held on April 29, 2026

The 2026 Annual Meeting of Shareowners of The Coca-Cola Company will be held on Wednesday, April 29, 2026 at 8:30 a.m. (Eastern Time), exclusively online at meetnow.global/KO2026. To participate in the virtual meeting, you must have the information that is printed in the white circle located in the box on the reverse side of this form. MEETING DETAILS Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. Elect as Directors the 12 Director nominees named in the Company’s 2026 Proxy Statement to serve until the 2027 Annual Meeting of Shareowners. 2. Conduct an advisory vote to approve executive compensation. 3. Ratify the appointment of Ernst & Young LLP as Independent Auditors of the Company to serve for the 2026 fiscal year. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 4. Vote on a shareowner proposal requesting a sustainability committee by-law amendment 5. Vote on a shareowner proposal requesting a report evaluating the Company’s plastics packaging policies 6. Vote on a shareowner proposal requesting a report on the extent of the Company’s diversity, equity and inclusion efforts 7. Vote on a shareowner proposal requesting a report on risks related to ingredients 8. Vote on a shareowner proposal requesting a report on the Company’s plans to increase sustainability disclosure Note: Shareowners will also transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting. The Board of Directors recommends a vote AGAINST Proposals 4 through 8: ORDER MATERIALS Internet Visit www.envisionreports.com/coca-cola Phone Call free of charge at 1-866-641-4276 Email Send an email to investorvote@computershare.com and include: • “Proxy Materials The Coca-Cola Company” in the subject line • Your full name and address • The number located in the white circle on the reverse side • Statement that you want either a paper or electronic copy of the meeting materials Please make your materials request by using one of the methods listed below. You will need the number located in the white circle on the reverse side when requesting a copy of the proxy materials. REQUEST VIA: PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. PLEASE REVIEW THE MEETING MATERIALS We encourage you to read the meeting documents found at www.envisionreports.com/coca-cola.